MINNESOTA MUNICIPAL
INCOME PORTFOLIO INC.

MXA



SEMIANNUAL REPORT
JULY 31, 2002

[US BANCORP ASSET MANAGEMENT LOGO]

MINNESOTA MUNICIPAL
INCOME PORTFOLIO INC.


FUND OBJECTIVE

Minnesota Municipal Income Portfolio Inc. (the "Fund") is a nondiversified, closed-end management investment company. The investment objective of the Fund is to provide high current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital. The Fund's income and capital gains may be subject to federal and/or Minnesota alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this Fund will achieve its objective.

PRIMARY INVESTMENTS

A wide range of Minnesota municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE


[SIDENOTE]

TABLE OF CONTENTS

2  Fund Overview

6  Financial Statements
   and Notes

17 Investments in
   Securities

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the period ended July 31, 2002

[GRAPHIC]

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]


                                            One Year         Five Years      Since Inception
Minnesota Municipal Income Portfolio Inc.    8.39%            6.28%           6.59%
(MXA, inception 6/25/1993)

Lipper General Municipal Bond
Funds: Leveraged Average                     6.57%            5.68%           6.11%

Lehman Brothers Municipal Long Bond
Index                                        6.12%            6.01%           6.52%


Average annual total returns are through July 31, 2002, and are based on the change in net asset value ("NAV"). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended July 31, 2002, were 17.15%, 8.96%, and 6.50%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the Fund's dividend-reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell.

- The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The Index is unmanaged and does not include any fees or expenses in its total return figures.

- The since-inception numbers for the Lipper Average and Lehman Index are calculated from the month end following the Fund's inception through July 31, 2002.

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FUND OVERVIEW

SEPTEMBER 15, 2002

FOR THE SIX-MONTH PERIOD ENDED JULY 31, 2002, THE FUND HAD A TOTAL RETURN OF 5.92% BASED ON ITS NAV AND 10.41% BASED ON ITS MARKET PRICE.* The Fund's NAV performance outpaced its two benchmark indices during the period. The Lipper General Municipal Bond Funds: Leveraged Averaged category, the Fund's peer group, averaged a return of 5.15%. The Lehman Brothers Municipal Long Bond Index, the Fund's broad market benchmark that reflects no fees or expenses, returned 3.94% over the same six-month period. The Fund traded at a premium to its NAV for much of the period, we believe in large part, due to an increase in demand for Minnesota municipal bonds and bond funds.

TWO FACTORS HELPED THE FUND OUTPERFORM ITS PEERS AND THE BROAD-BASED BENCHMARK DURING THE SIX-MONTH PERIOD. First, the Fund's continued stance of maintaining a longer duration benefited

*All returns assume reinvestment of distributions at prices pursuant to the Fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Portfolio Composition As a percentage of total assets on July 31, 2002

PORTFOLIO COMPOSITION

As a percentage of total assets on July 31, 2002

[GRAPHIC]

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]


General Obligations                    26%
Utility Revenue                        10%
Certificates of Participation           1%
Transportation Revenue                  8%
Economic Development Revenue            1%
Education Revenue                      10%
Water/Pollution Control Revenue         6%
Housing Revenue                        12%
Other Assets                            1%
Building Revenue                        2%
Health Care Revenue                    23%

[SIDENOTE]

FUND MANAGEMENT

DOUG WHITE, CFA, is primarily responsible for the management of the Fund. He has 19 years of financial experience.

CATHERINE STIENSTRA assists with the
management of the Fund. She has 14 years of financial experience.

performance as municipal bond rates trended downward during the period. Second, the Fund was overweighted in three sectors, health care revenue bonds, general obligation bonds, and transportation revenue bonds, which outperformed the broad index.

YEAR-TO-DATE THROUGH JULY 31, 2002, MUNICIPAL BONDS WERE THE BEST PERFORMING ASSET CLASS IN BOTH THE BOND AND STOCK MARKETS. The Lehman Municipal Index had a 5.98% return, compared with the Lehman Aggregate Bond Index return of 5.44%. The major contributor to the outperformance by municipal bonds over corporate bonds was the perceived quality and safety of municipal bonds as they avoided the accounting issues plaguing the corporate bond market. In addition, municipals far outpaced all major stock indices. The Dow Jones Industrial Average registered a -11.9% return, the S&P 500 Index a -19.9% return, and the Nasdaq Index a -31.8% return through July 31, 2002. The stock market continues to be negatively impacted by the threat of terrorism, the uncertainty in Iraq and the Middle East, the sluggish U.S. economy, and corporate accounting scandals.

AFTER A YEAR-LONG CAMPAIGN IN 2001 TO LOWER INTEREST RATES TO STIMULATE THE STRUGGLING U.S. ECONOMY, THE FEDERAL RESERVE LEFT SHORT-TERM RATES AT 1.75% THROUGHOUT THE PERIOD. Intermediate- and long-term municipal bond rates showed quite a bit of volatility during the six months but ended lower than where they began. The Bond Buyer 20 Index-a group of 20 A1-rated general obligation bonds with 20-year maturities-started the period at 5.45% and ended at 5.27%.

THE LOWER INTEREST-RATE ENVIRONMENT CONTINUED TO BENEFIT THE FUND'S INCOME LEVEL AS IT LED TO DECREASED BORROWING COSTS FOR THE FUND. In July 2002, the Fund was able to increase its monthly common share dividend amount from 7.3 cents per share to 7.8 cents per share. (See page 5 for an explanation of the Fund's borrowing through the issuance of preferred shares.) The Fund's dividend reserve also benefited from the increased income earned and grew from 20.2 cents per share as

CREDIT QUALITY BREAKDOWN

As of July 31, 2002, according to Standard & Poor's and Moody's Investors
Service


AAA/Aaa                 51%
AA/Aa                   23%
A                       12%
BBB/Baa                  4%
Nonrated                10%
---------------------------
                       100%

of January 31, 2002, to 22.5 cents per share as of July 31, 2002. Keep in mind that even with our strategy of placing excess income earned into a dividend reserve, the Fund's common share dividend level is subject to change. However, we don't anticipate a need to decrease the common share dividend until we see short-term interest rates increase for an extended period of time. With the short-term outlook of the U.S. economy still uncertain, we don't foresee this scenario in the near future.


THE COMBINATION OF A FALTERING ECONOMY, FALLING TAX RECEIPTS, AND LOW INTEREST RATES CAUSED MUNICIPALITIES TO ISSUE MORE BONDS TO FUND PROJECTS AND ALSO TO REFINANCE EXISTING DEBT AT LOWER RATES. In fact, 2002 is shaping up to be the biggest year ever in terms of new supply of national municipal bonds. The national supply of municipal bonds is up more than 20% so far this year following a 43% increase in 2001. Projections for the remainder of the year indicate that levels of newly issued bonds could reach a record $300 billion by year end. At the Minnesota level, supply is 38% higher than it was for the same period a year ago. Typically a supply increase of this magnitude would push municipal bond rates higher relative to Treasury securities. However, the volatile stock market has caused many investors to flock to less-risky investments, thus increasing the demand for municipal bonds and helping move rates lower.

WE CONTINUE TO EMPHASIZE OUR STRATEGIES OF DIVERSIFICATION, LONGER DURATION, AND HIGH QUALITY IN OUR MANAGEMENT OF THE PORTFOLIO. The Fund is diversified by holding municipal bonds in a number of sectors across Minnesota. (See chart on page 2.) The portfolio's holdings were spread across 12 sectors with the top five weightings in general obligation bonds, health care revenue bonds, housing revenue bonds, utility revenue bonds, and education revenue bonds. Also, the Fund had a longer duration than the benchmark during the period, as we discussed earlier, and we plan to maintain this stance as we expect rates to remain relatively low in the near term. In addition, the longer duration helps us to generate a higher level of tax-free income for Fund shareholders. Lastly, the Fund remained focused on high-quality securities with 90% of the holdings considered investment-grade quality. (See table on page 3.) Investment-grade means the quality of the bonds is in one of the four highest categories according to industry rating services such as Standard & Poor's or Moody's.

ONCE AGAIN WE WOULD LIKE TO THANK YOU FOR YOUR CONTINUED INVESTMENT IN THE FUND. We are pleased with the municipal market's performance as well as the portfolio's performance during this otherwise difficult investing environment in the United States. At this point the U.S. economy appears to be at a crossroads, with no clear direction regarding which way it will turn. We have some near-term credit concerns because tax revenues have decreased at the state level and many local levels. We are closely monitoring the situation to see what actions local governments are taking to increase revenues and to reduce or eliminate deficits. Our strategy for the time being continues to focus on diversification, high-quality security selection, and longer portfolio duration in order to generate high tax-exempt income for our shareholders.

Sincerely,


/s/ Mark Jordahl

Mark Jordahl, Chief Investment Officer

U.S. Bancorp Asset Management, Inc.

PREFERRED SHARES

The preferred shares issued by the Fund pays dividends at a specified rate and has preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and Standard & Poor's) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their Fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short-term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the Fund and the market value of common shares.

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2002
.................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $92,208,332
Accrued interest receivable  ...............................      1,462,938
Other assets  ..............................................            295
                                                                -----------
  Total assets  ............................................     93,671,565
                                                                -----------

LIABILITIES:
Preferred share distributions payable (note 3)  ............          4,793
Accrued investment management fee (note 5)  ................         27,687
Accrued administrative fee (note 5)  .......................         17,889
Other accrued expenses  ....................................         24,853
                                                                -----------
  Total liabilities  .......................................         75,222
                                                                -----------

Preferred shares, at liquidation value  ....................     31,100,000
                                                                -----------

  Net assets applicable to outstanding common shares  ......    $62,496,343
                                                                ===========

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES CONSIST
 OF:
Common shares and additional paid-in capital  ..............    $58,045,629
Undistributed net investment income  .......................        942,558
Accumulated net realized loss on investments  ..............     (1,089,621)
Unrealized appreciation of investments  ....................      4,597,777
                                                                -----------

  Net assets applicable to outstanding common shares  ......    $62,496,343
                                                                ===========

*Investments in securities at identified cost  .............    $87,610,555
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF COMMON SHARES:
Net assets applicable to outstanding common shares  ........    $62,496,343
Common shares outstanding (authorized 200 million shares of
  $0.01 par value)  ........................................      4,146,743
Net asset value per share  .................................    $     15.07
Market price per share  ....................................    $     15.55

LIQUIDATION PREFERENCE OF PREFERRED SHARES (NOTE 3):
Net assets applicable to outstanding preferred shares  .....    $31,100,000
Preferred shares outstanding (authorized one million
  shares)  .................................................          1,244
Liquidation preference per share  ..........................    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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      2002 Semiannual Report  6  Minnesota Municipal Income Portfolio Inc.

FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 2002
.................................................................................

INCOME:
Interest  ..................................................     $2,487,118
                                                                 ----------

EXPENSES (NOTE 5):
Investment management fee  .................................        159,781
Administrative fee  ........................................         91,304
Remarketing agent fee  .....................................         39,091
Custodian fees  ............................................          6,848
Transfer agent fees  .......................................         13,575
Registration fees  .........................................          5,531
Reports to shareholders  ...................................         15,083
Directors' fees  ...........................................          1,508
Audit and legal fees  ......................................         18,428
Other expenses  ............................................         13,322
                                                                 ----------
  Total expenses  ..........................................        364,471
                                                                 ----------

  Net investment income  ...................................      2,122,647
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments in securities
  (note 4)  ................................................        352,844
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,232,837
                                                                 ----------

  Net gain on investments  .................................      1,585,681
                                                                 ----------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income  ................................       (192,351)
                                                                 ----------
  Net increase in net assets applicable to common shares
    resulting from operations  .............................     $3,515,977
                                                                 ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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      2002 Semiannual Report  7  Minnesota Municipal Income Portfolio Inc.

FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  7/31/02          YEAR ENDED
                                                                (UNAUDITED)         1/31/02
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 2,122,647       $ 4,272,174
Net realized gain (loss) on investments  ...................        352,844           (23,297)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,232,837           561,198
Distributions to preferred shareholders  ...................       (192,351)         (700,990)
                                                                -----------       -----------

  Net increase in net assets applicable to common shares
    resulting from operations  .............................      3,515,977         4,109,085
                                                                -----------       -----------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income  ................................     (1,837,008)       (3,396,184)
                                                                -----------       -----------

  Total increase in net assets applicable to common
    shares  ................................................      1,678,969           712,901

Net assets applicable to common shares at beginning of
  period  ..................................................     60,817,374        60,104,473
                                                                -----------       -----------

Net assets applicable to common shares at end of period ....    $62,496,343       $60,817,374
                                                                ===========       ===========

Undistributed net investment income  .......................    $   942,558       $   849,270
                                                                ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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      2002 Semiannual Report  8  Minnesota Municipal Income Portfolio Inc.

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                Minnesota Municipal Income Portfolio Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended as a non-diversified, closed-end management investment company. The Fund invests in a diverse range of Minnesota municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities. Fund shares are listed on the American Stock Exchange under the symbol MXA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale. As of July 31, 2002, the Fund had no fair value securities.

                The current market value of certain fixed-income securities is provided by an independent pricing service. Pricing services generally value fixed-income securities at their bid price using a matrix (model) system which takes into account any "market action" in a security or class of securities, as well as other factors including type of issue, quality, coupon, maturity, call features, ratings, trading characteristics and input from broker-dealers. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or

--------------------------------------------------------------------------------

      2002 Semiannual Report  9  Minnesota Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------
                from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation on the exchange on which the security is principally traded or on Nasdaq. If there are no reported sales of a security on the valuation date, it is valued at the most recently quoted bid price reported by the exchange or Nasdaq. If there are no sales and no published bid quotations on an exchange or Nasdaq for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain bid prices directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                The Fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

                INVERSE FLOATERS
                As part of its investment strategy, the Fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect

--------------------------------------------------------------------------------

     2002 Semiannual Report  10  Minnesota Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------
                of providing investment leverage and as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the net asset value applicable to common shares of the Fund may be more volatile than if the Fund did not invest in such securities. At July 31, 2002, the Fund had no outstanding investments in inverse floaters.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2002, the Fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income

--------------------------------------------------------------------------------

     2002 Semiannual Report  11  Minnesota Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------
                tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                There were no material differences between book and tax basis of dividends during the six months ended July 31, 2002 and the year ended January 31, 2002.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized capital gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

                CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES
                The Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Fund's common share net asset value.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States

--------------------------------------------------------------------------------

     2002 Semiannual Report  12  Minnesota Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------
                requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    SHARES
.............................
                As of July 31, 2002, the Fund had 1,244 of remarketed preferred shares (622 shares in class "M" and 622 shares in class "W") (RP-Registered Trademark-) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W"), as determined by the remarketing agent. On July 31, 2002, the dividend rate was 1.25% for both class "M" and "W."

                RP-Registered Trademark- is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities other than temporary investments in short-term securities for the six months ended July 31, 2002, aggregated $12,970,236 and $10,550,385, respectively.

(5) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                U.S. Bancorp Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel pursuant to an investment advisory agreement (the "Agreement"). The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized percentage of 0.35% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Advisor provides investment advice and, in general, conducts the management and investment activities of the Fund.

--------------------------------------------------------------------------------

     2002 Semiannual Report  13  Minnesota Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------

                U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp (collectively, the "Administrators"), provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund pursuant to a co-administration agreement (the "Co-Administration Agreement"). Under the Co-Administration Agreement, the Administrators receive a monthly fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Administrators provide numerous services to the Fund including but not limited to handling the general business affairs, financial and regulatory reporting and various recordkeeping functions. As part of its co-administrator duties, the Advisor has retained SEI Investments Inc. to perform net asset value calculations applicable to common shares and retained EquiServe to perform transfer agent functions.

                REMARKETING AGENT FEE
                The Fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the Fund's average amount of RP-Registered Trademark- outstanding. For its fee, the Remarketing Agent will remarket shares of RP-Registered Trademark- tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and remarketing agent fees, the Fund is responsible for paying most other operating expenses including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and

--------------------------------------------------------------------------------

     2002 Semiannual Report  14  Minnesota Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS (Unaudited) continued
--------------------------------------------------------------------------------
                auditing services, insurance, interest, taxes, and other miscellaneous expenses. During the six months ended July 31, 2002, the Fund paid $7,259 to U.S. Bank for custody services.

(6) CAPITAL LOSS
    CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at January 31, 2002, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER      EXPIRATION
                                          ------------  ---------------
                                           $  969,966           2003
                                              415,059           2004
                                               34,143           2008
                                               23,297           2010
                                           ----------
                                           $1,442,465
                                           ==========

--------------------------------------------------------------------------------

     2002 Semiannual Report  15  Minnesota Municipal Income Portfolio Inc.

             NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
.............................
                Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                        Six
                                       Months
                                       Ended                                 Year Ended January 31,
                                      7/31/02       ------------------------------------------------------------------------
                                    (Unaudited)       2002 (h)         2001           2000         1999 (g)         1998
                                    ------------    ------------   ------------   ------------   ------------   ------------
PER-SHARE DATA
Net asset value, common shares,
  beginning of period .............    $14.67          $14.49         $13.02         $15.33         $15.01         $13.97
                                       ------          ------         ------         ------         ------         ------
Operations:
  Net investment income ...........      0.51            1.03           1.03           1.03           1.05           1.06
  Net realized and unrealized gains
    (losses) on investments              0.38            0.14           1.54          (2.31)          0.28           0.99
  Distributions to
    preferred shareholders:
    From net investment income ....     (0.05)          (0.17)         (0.30)         (0.23)         (0.24)         (0.25)
                                       ------          ------         ------         ------         ------         ------
      Total from operations .......      0.84            1.00           2.27          (1.51)          1.09           1.80
                                       ------          ------         ------         ------         ------         ------
Distributions to
  common shareholders:
  From net investment income ......     (0.44)          (0.82)         (0.80)         (0.80)         (0.77)         (0.76)
                                       ------          ------         ------         ------         ------         ------
Net asset value, common shares, end
  of period .......................    $15.07          $14.67         $14.49         $13.02         $15.33         $15.01
                                       ======          ======         ======         ======         ======         ======
Market value, common shares, end
  of period .......................    $15.55          $14.50         $13.85         $12.13         $14.50         $14.13
                                       ======          ======         ======         ======         ======         ======
SELECTED INFORMATION
Total return, common shares, net
  asset value (a) .................      5.92%           7.06%         17.89%        (10.16)%         7.44%         13.29%
Total return, common shares, market
  value (b) .......................     10.41%          10.94%         21.51%        (11.39)%         8.27%         19.60%
Net assets at end of period
  (in millions) ...................    $   94          $   92         $   91         $   85         $   95         $   93
Ratio of expenses to average weekly
  net assets applicable to common
  shares (c) ......................      1.21% (i)       1.21%          1.28%          1.25%          1.17%          1.23%
Ratio of net investment income to
  average weekly net assets
  applicable to common shares (d)
  (e) .............................      6.39% (i)       5.89%          5.32%          5.60%          5.37%          5.66%
Portfolio turnover rate (excluding
  short-term securities) ..........        12%              4%            31%            15%            16%            26%
Remarketed preferred shares
  outstanding end of period
  (in millions) ...................    $   31          $   31         $   31         $   31         $   31         $   31
Asset coverage per share (in
  thousands) (f) ..................    $   75          $   74         $   73         $   68         $   76         $   75
Liquidation preference and market
  value per share of remarketed
  preferred shares
  (in thousands) ..................    $   25          $   25         $   25         $   25         $   25         $   25

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.80%, 0.80%, 0.83%, 0.82%, 0.78%, AND 0.80% FOR THE SIX MONTHS ENDED JULY 31, 2002 AND FISCAL YEARS 2002, 2001, 2000, 1999, AND 1998, RESPECTIVELY. DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON SHARES.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.65%, 4.66%, 4.88%, 4.74%, 4.63%, AND 4.87% FOR THE SIX MONTHS ENDED JULY 31,
     2002 AND FISCAL YEARS 2002, 2001, 2000, 1999, AND 1998, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(h) EFFECTIVE MAY 1, 2001, U.S. BANCORP ASSET MANAGEMENT, INC. HAS SERVED AS THE ADVISOR.
(i)  ANNUALIZED.

--------------------------------------------------------------------------------

     2002 Semiannual Report  16  Minnesota Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.                             July 31, 2002
 .............................................................................................

                                                            Principal             Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------    ----------          -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS APPLICABLE TO COMMON
SHARES)

MUNICIPAL LONG-TERM SECURITIES -- 147.0%
  AUTHORITY REVENUE -- 1.9%
    St. Paul Port Authority Hotel Facility (Callable
      8/01/08 at 103), 7.38%, 8/1/29.....................    $1,200,000          $ 1,209,240
                                                                                 -----------

  BUILDING REVENUE -- 1.6%
    Benton County Jail Facility (FSA) (Callable 2/1/05 at
      100), 5.70%, 2/1/13................................       500,000  (b)         535,650
    Benton County Jail Facility (FSA) (Callable 2/1/05 at
      100), 5.70%, 2/1/16................................       400,000  (b)         428,520
                                                                                 -----------
                                                                                     964,170
                                                                                 -----------

  CERTIFICATES OF PARTICIPATION -- 0.8%
    Anoka County (Callable 6/1/03 at 102),
      6.10%, 6/1/13......................................       500,000              516,655
                                                                                 -----------

  ECONOMIC DEVELOPMENT REVENUE -- 1.5%
    Agriculture and Economic Development Board, AMT
      (Callable 8/1/10 at 100, 5.55%, 8/1/16.............       900,000  (f)         904,266
                                                                                 -----------

  EDUCATION REVENUE -- 11.6%
    Higher Education Facility, Carleton College (Callable
      11/01/07 at 100), 5.30%, 11/1/13...................     1,000,000            1,061,140
    Higher Education Facility, Carleton College (Callable
      11/01/07 at 100), 5.40%, 11/1/14...................       500,000              530,145
    Higher Education Facility, Carleton College (Callable
      5/1/06 at 100), 5.75%, 11/1/12.....................     2,000,000            2,195,840
    Higher Education Facility, Macalester College
      (Callable 3/1/05 at 100), 5.50%, 3/1/12............       250,000              267,542
    Higher Education Facility, Macalester College
      (Callable 3/1/05 at 100), 5.55%, 3/1/16............       250,000              257,480
    Higher Education Facility, St. Benedict College
      (Callable 3/1/04 at 100), 6.38%, 3/1/20............        70,000               71,220
    Higher Education Facility, St. Benedict College
      (Prerefunded 3/1/04 at 100), 6.20%, 3/1/14.........       585,000  (e)         624,868
    Higher Education Facility, St. Benedict College
      (Prerefunded 3/1/04 at 100), 6.38%, 3/1/20.........       180,000  (e)         192,757
    Higher Education Facility, St. Mary's College
      (Callable 10/1/03 at 101), 6.10%, 10/1/16..........       500,000              510,495

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

     2002 Semiannual Report  17  Minnesota Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal             Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------    ----------          -----------
    Higher Education Facility, University of St. Thomas
      (Callable 4/1/08 at 100), 5.38%, 4/1/18............    $1,050,000          $ 1,083,253
    Higher Education Facility, University of St. Thomas
      (Callable 9/1/03 at 101), 5.50%, 9/1/08............        60,000               61,841
    Higher Education Facility, University of St. Thomas
      (Callable 9/1/03 at 101), 5.60%, 9/1/14............       370,000              378,636
                                                                                 -----------
                                                                                   7,235,217
                                                                                 -----------

  GENERAL OBLIGATIONS -- 38.3%
    Burnsville Independent School District (Callable
      2/1/06 at 100), 4.88%, 2/1/13......................     2,000,000            2,055,980
    Chaska Independent School District
      (Crossover refunded 2/1/06 at 100),
      6.00%, 2/1/15......................................     1,675,000  (e)       1,858,010
    Delano Independent School District (FSA) (Callable
      2/1/11 at 100), 5.88%, 2/1/25......................     1,000,000  (b)       1,081,560
    Hennepin County (Callable 12/1/10 at 100),
      5.00%, 12/1/21.....................................     1,000,000            1,010,800
    Lakeville Independent School District (Callable
      2/1/08 at 100), 5.00%, 2/1/17......................     3,640,000            3,749,855
    Lakeville Independent School District, Zero Coupon
      Bond (FGIC) (Callable 2/1/13 at 68.77),                 2,500,000 (b)
      5.42%, 2/1/20......................................              (d)         1,000,875
    Minneapolis and St. Paul Metropolitan Airports
      Commission, AMT (FGIC) (Callable 1/1/11 at 100),        1,000,000 (b)
      5.25%, 1/1/21......................................              (f)         1,013,530
    Minneapolis General Obligation (Callable 9/1/05 at
      100), 5.20%, 3/1/13................................     1,000,000            1,035,920
    Minneapolis Sports Arena Project (Callable 4/1/08 at
      100), 5.20%, 10/1/24...............................     1,400,000            1,418,466
    Sauk Rapids Independent School District (MBIA)
      (Callable 2/1/11 at 100), 5.75%, 2/1/23............     5,000,000  (b)       5,357,200
    St. Michael General Obligation (MBIA) (Callable
      2/1/09 at 100), 5.15%, 2/1/21......................     1,000,000  (b)       1,016,890
    St. Michael Independent School District (Callable
      2/1/09 at 100), 4.88%, 2/1/17......................     1,600,000            1,635,296
    St. Michael Independent School District (Callable
      2/1/09 at 100), 4.88%, 2/1/18......................     1,695,000            1,722,832
                                                                                 -----------
                                                                                  23,957,214
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

     2002 Semiannual Report  18  Minnesota Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal             Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------    ----------          -----------
  HEALTH CARE REVENUE -- 34.1%
    Agriculture and Economic Development Board (MBIA)
      (Callable 11/15/07 at 102), 5.75%, 11/15/26........    $2,000,000  (b)     $ 2,091,760
    Austin Housing and Redevelopment Authority (Callable
      9/1/09 at 102), 6.63%, 9/1/29......................     1,000,000              939,710
    Cuyuna Range Hospital District (Callable 6/1/07 at
      102), 6.00%, 6/1/29................................     1,000,000              958,800
    Duluth Clinic Health Care Facilities (AMBAC)                140,000 (b)
      (Prerefunded 11/1/04 at 100), 6.30%, 11/1/22.......              (e)           153,976
    Duluth Health Facility, Benedictine Health System
      (Callable 2/15/03 at 102), 6.00%, 2/15/12..........     1,800,000            1,878,750
    Fergus Falls Health Care, Lake Region Hospital
      (Callable 9/1/03 at 102), 6.50%, 9/1/18............     1,000,000            1,030,210
    Glencoe Health Care Facilities (Callable 4/1/11 at
      101), 7.50%, 4/1/31................................       650,000              672,074
    Minneapolis and St. Paul Housing and Redevelopment
      Health Care System, Children's Health Care (FSA)
      (Callable 8/15/05 at 102), 5.70%, 8/15/16..........       500,000  (b)         526,260
    Minneapolis and St. Paul Housing and Redevelopment
      Health Care System, Group Health Plan (Callable
      12/1/02 at 102), 6.90%, 10/15/22...................     1,550,000            1,574,939
    Minneapolis Health Care, Fairview Health Services
      (Callable 5/15/12 at 101), 5.63%, 5/15/32..........     3,000,000            3,003,570
    Minneapolis Health Care, Fairview Hospital (MBIA)
      (Callable 11/15/03 at 102), 5.25%, 11/15/13........       500,000  (b)         515,475
    New Hope Housing & Health Care - Masonic Home North
      Ridge, 4.80%, 3/1/03...............................       515,000              516,684
    Red Wing Elderly Housing, River Region (Callable
      9/1/03 at 102), 6.50%, 9/1/22......................     1,500,000            1,678,365
    Rochester Health Care Facilities (Callable 5/15/08 at
      101), 5.50%, 11/15/27..............................     1,000,000            1,028,670
    St. Cloud Health Care Revenue (FSA) (Callable 5/1/10
      at 101), 5.75%, 5/1/26.............................     4,500,000  (b)       4,759,830
                                                                                 -----------
                                                                                  21,329,073
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

     2002 Semiannual Report  19  Minnesota Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal             Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------    ----------          -----------
  HOUSING REVENUE -- 18.2%
    New Hope Multifamily Housing Project (FHA) (GNMA)
      (Callable 1/1/06 at 102), 6.05%, 1/1/17............    $  450,000  (a)     $   474,521
    Rochester Multifamily Housing, AMT (Mandatory Put
      9/1/17 at 100), 6.38%, 9/1/37......................     2,800,000  (f)       2,961,084
    St. Louis Park Multifamily Housing Project (FHA)
      (Callable 12/1/05 at 102), 6.15%, 12/1/16..........       500,000  (b)         525,390
    State Housing and Finance Agency (Callable 1/1/04 at
      102), 6.30%, 7/1/25................................       570,000              590,024
    State Housing and Finance Agency (Callable 10/7/02 at
      100), 5.70%, 8/1/07................................       305,000              305,519
    State Housing and Finance Agency (Callable 10/7/02 at
      100), 6.00%, 2/1/14................................       830,000              830,855
    State Housing and Finance Agency (Callable 10/7/02 at
      100), 6.10%, 8/1/22................................       800,000              800,592
    State Housing and Finance Agency (Callable 7/1/03 at
      102), 5.95%, 1/1/17................................     2,390,000            2,461,796
    State Housing and Redevelopment Authority (Callable
      1/1/10 at 100), 6.63%, 1/1/24......................       345,000              339,359
    State Housing and Redevelopment Authority (Callable
      1/1/10 at 100), 6.75%, 1/1/31......................       320,000              313,251
    Waconia Housing Redevelopment Authority, Public
      Project
      (Callable 1/1/03 at 100), 5.70%, 1/1/10............        85,000               85,428
    Waconia Housing Redevelopment Authority, Public
      Project
      (Callable 1/1/03 at 100), 5.70%, 1/1/11............       180,000              180,801
    Waconia Housing Redevelopment Authority, Public
      Project
      (Callable 1/1/03 at 100), 5.75%, 1/1/13............        80,000               80,283
    Waconia Housing Redevelopment Authority, Public
      Project
      (Callable 1/1/03 at 100), 5.75%, 1/1/14............       315,000              315,932
    Waconia Housing Redevelopment Authority, Public
      Project
      (Callable 1/1/03 at 100), 5.75%, 1/1/15............        80,000               80,181
    Washington County Housing and Redevelopment Authority
      (Callable 8/20/09 at 100), 5.60%, 8/20/34..........     1,000,000            1,023,330
                                                                                 -----------
                                                                                  11,368,346
                                                                                 -----------

  INDUSTRIAL DEVELOPMENT REVENUE -- 0.5%
    Duluth Seaway Port Authority, Cargill Inc. Project
      (Callable 12/1/03 at 102), 5.75%, 12/1/16..........       300,000  (g)         310,632
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

     2002 Semiannual Report  20  Minnesota Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal             Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------    ----------          -----------
  PUBLIC UTILITY DISTRICT REVENUE -- 4.2%
    Owatonna Public Utility Revenue (AMBAC) (Callable
      1/1/04 at 100), 5.45%, 1/1/16......................    $2,600,000  (b)     $ 2,641,366
                                                                                 -----------

  SCHOOL DISTRICT REVENUE -- 3.3%
    St. Paul Housing and Redevelopment Authority, St.
      Paul Academy and Summit School (Callable 10/1/09 at
      100), 5.50%, 10/1/24...............................     2,000,000            2,037,760
                                                                                 -----------

  TRANSPORTATION REVENUE -- 11.7%
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32......................................     5,000,000  (b)       5,304,200
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/11 at 100),
      5.25%, 1/1/32......................................     2,000,000  (b)       2,017,500
                                                                                 -----------
                                                                                   7,321,700
                                                                                 -----------

  UTILITY REVENUE -- 11.1%
    Northern Municipal Power Agency (FSA) (Callable
      1/1/09 at 102), 5.40%, 1/1/15......................     1,000,000  (b)       1,081,580
    Southern Minnesota Municipal Power Agency, Zero          10,000,000 (b)
      Coupon Bond (MBIA), 5.16%, 1/1/19..................              (d)         4,538,800
    Southern Minnesota Municipal Power Agency, Zero           4,000,000 (b)
      Coupon Bond (MBIA), 6.70%, 1/1/24..................              (d)         1,312,920
                                                                                 -----------
                                                                                   6,933,300
                                                                                 -----------

  WATER/POLLUTION CONTROL REVENUE -- 8.2%
    Public Facilities Authority Water Pollution Control
      (Callable 3/1/06 at 100), 4.75%, 3/1/10............     1,900,000            1,981,225
    Public Facilities Authority Water Pollution Control
      (Callable 3/1/09 at 100), 5.38%, 3/1/19............     3,000,000            3,141,060
                                                                                 -----------
                                                                                   5,122,285
                                                                                 -----------

      Total Municipal Long-Term Securities
        (cost: $87,253,447)..............................                         91,851,224
                                                                                 -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

     2002 Semiannual Report  21  Minnesota Municipal Income Portfolio Inc.

INVESTMENTS IN SECURITIES (Unaudited) continued
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
(CONTINUED)

                                                            Principal             Market
Description of Security                                    Amount/Shares         Value (a)
---------------------------------------------------------    ----------          -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL SHORT-TERM SECURITIES -- 0.5%
    Higher Education Facility, Carleton College, 1.35%,
      11/1/29 (cost: $300,000)...........................    $  300,000  (c)     $   300,000
                                                                                 -----------
MONEY MARKET FUND -- 0.1%
    Federated Minnesota Municipal (cost: $57,108)........        57,108               57,108
                                                                                 -----------
      Total Investments in Securities -- 14%
        (cost: $87,610,555) (h)..........................                         92,208,332
      Other Assets less Liabilites -- 2.2%...............                          1,388,011
      Preferred Shares, at Liquidation Value --
        (49.8)%..........................................                        (31,100,000)
                                                                                 -----------
      Net Assets Applicable to Common Shares -- 100.0%...                        $62,496,343
                                                                                 ===========

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
     FHA--FEDERAL HOUSING AUTHORITY
     FSA--FINANCIAL SECURITY ASSURANCE
     GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JULY 31, 2002. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY
(d)  THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(e) PREREFUNDED ISSUES ARE TYPICALLY BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) AMT--ALTERNATIVE MINIMUM TAX. AS OF JULY 31, 2002, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $4,878,880, WHICH REPRESENTS 7.8% OF NET ASSETS APPLICABLE TO COMMON SHARES.
(g) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THIS SECURITY IS CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. ON JULY 31, 2002, THE VALUE OF THIS INVESTMENT WAS $310,632 OR 0.5% OF NET ASSETS APPLICABLE TO COMMON SHARES. INFORMATION REGARDING THIS SECURITY IS AS FOLLOWS:

                                                                        DATE
                          SECURITY                           PAR      ACQUIRED  COST BASIS
    -----------------------------------------------------  --------   --------  ----------
    DULUTH SEAWAY PORT AUTHORITY, CARGILL INC. PROJECT     $300,000    11/93     $300,000

(h) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES WAS. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 4,657,603
      GROSS UNREALIZED DEPRECIATION.......      (59,826)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 4,597,777
                                            ===========

--------------------------------------------------------------------------------

     2002 Semiannual Report  22  Minnesota Municipal Income Portfolio Inc.

BOARD OF DIRECTORS

Roger Gibson

Director of Minnesota Municipal Income Portfolio Inc.
Vice President of North America-Mountain Region for United Airlines

Andrew Hunter III
Director of Minnesota Municipal Income Portfolio Inc.
Chairman of Hunter, Keith Industries, Inc.

Leonard Kedrowski
Director of Minnesota Municipal Income Portfolio Inc.
Owner and President of Executive Management Consulting, Inc.

John Murphy Jr.
Director of Minnesota Municipal Income Portfolio Inc.
Executive Vice President of U.S. Bancorp

Richard Riederer
Director of Minnesota Municipal Income Portfolio Inc.
Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss
Director of Minnesota Municipal Income Portfolio Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

Virginia Stringer
Chairperson of Minnesota Municipal Income Portfolio Inc.
Owner and President of Strategic Management Resources, Inc.

James Wade
Director of Minnesota Municipal Income Portfolio Inc.
Owner and President of Jim Wade Homes

[US BANCORP ASSET MANAGEMENT LOGO]

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

2002  SEMIANNUAL REPORT



U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.





[RECYCLED SYMBOL]
This document is printed on paper containing 10% postconsumer waste.



9/2002    2233-02    MXA-SAR